Exhibit 99.1

Summit Midstream Partners, LP 910 Louisiana Street, Suite 4200 Houston, TX 77002

Summit Midstream Partners, LP Announces Expiration and Final Results of the Tender Offers for Outstanding 2025 and 2022 Senior Notes

Houston, Texas (September 23, 2020) – Summit Midstream Partners, LP (NYSE: SMLP) (the “Partnership” or “SMLP”) announced today the expiration and final results of its previously announced cash tender offers (the “Tender Offers”) by its subsidiaries, Summit Midstream Holdings, LLC and Summit Midstream Finance Corp. (collectively, the “Issuers”), to purchase a portion of the Issuers’ outstanding 5.75% Senior Notes due 2025 (“2025 Notes”) and outstanding 5.50% Senior Notes due 2022 (“2022 Notes” and, together with the 2025 Notes, the “Notes”) in separate modified “Dutch Auctions” pursuant to the terms and subject to the conditions set forth in the Offer to Purchase, dated August 25, 2020 (as amended and supplemented from time to time, the “Offer to Purchase”).

According to information provided by D.F. King & Co., Inc., the Tender and Information Agent for the Tender Offers, approximately $38,694,000 aggregate principal amount of the 2025 Notes were validly tendered and not withdrawn at or below the price of $575.00 per $1,000 principal amount of the 2025 Notes and approximately $33,539,000 aggregate principal amount of the 2022 Notes were validly tendered and not withdrawn at or below the price of $700.00 per $1,000 principal amount of the 2022 Notes (collectively, the “Tendered Notes”) as of 11:59 p.m., New York City time, on Tuesday, September 22, 2020 (the “Expiration Time”). The Issuers expect to accept for purchase all such 2025 Notes for $575.00 per $1,000 principal amount of the 2025 Notes and all such 2022 Notes for $700.00 per $1,000 principal amount of the 2022 Notes (the “Tender Offer Consideration”) and expect to make payment for the Tendered Notes on September 24, 2020. All holders of Notes tendered and not withdrawn at or before 5:00 p.m., New York City time, on Wednesday, September 16, 2020 will also receive an early tender premium of $25.00 per $1,000 principal amount of such Notes in addition to the Tender Offer Consideration. The total principal amount of 2025 Notes that the Issuers have accepted for purchase represent approximately 9.8% of the total principal amount of outstanding 2025 Notes as of September 22, 2020, and the total principal amount of 2022 Notes that the Issuers have accepted for purchase represent approximately 12.5% of the total principal amount of outstanding 2022 Notes as of September 22, 2020.

Upon settlement of the Tender Offers on September 24, 2020, SMLP expects to retire $72,233,000 aggregate principal amount of the Notes at a weighted average discount of approximately 34%, including the early tender premium and excluding accrued interest, resulting in the remaining aggregate principal amounts of $355,071,000 and $234,047,000 for the 2025 Notes and 2022 Notes, respectively. After settlement of the Tender Offers, and including the results from SMLP’s previously disclosed debt buyback program that commenced in May 2020, SMLP will have retired $210,882,000 aggregate principal amount of the Notes at a weighted average discount of approximately 39%.

The complete terms and conditions of the Tender Offers are set forth in the Offer to Purchase that was sent to the Holders. Copies of the Offer to Purchase may be obtained from the Tender and Information Agent, D.F. King & Co., Inc., at 800-967-5084 (toll free) for noteholders, 212-269-5550 for banks and brokers or smlp@dfking.com.

THIS PRESS RELEASE IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL ANY OF THE NOTES. THIS PRESS RELEASE IS NOT A SOLICITATION FOR ACCEPTANCE OF THE TENDER OFFERS. THE PARTNERSHIP IS MAKING THE TENDER OFFERS ONLY BY, AND PURSUANT TO THE TERMS OF THE OFFER TO PURCHASE AND OTHER RELATED DOCUMENTS. THE TENDER OFFERS ARE NOT BEING MADE IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES, BLUE SKY OR OTHER LAWS OF SUCH JURISDICTION. NONE OF THE ISSUERS, THE PARTNERSHIP, OUR GENERAL PARTNER, ITS BOARD OF DIRECTORS, OFFICERS OR EMPLOYEES, THE TENDER AND INFORMATION AGENT OR THE DEALER MANAGER FOR THE TENDER OFFERS MAKES ANY RECOMMENDATION IN CONNECTION WITH THE TENDER OFFERS. THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER, SOLICITATION OR SALE IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS UNLAWFUL.

About Summit Midstream Partners, LP

SMLP is a value-driven limited partnership focused on developing, owning and operating midstream energy infrastructure assets that are strategically located in unconventional resource basins, primarily shale formations, in the continental United States. SMLP provides natural gas, crude oil and produced water gathering services pursuant to primarily long-term and fee-based gathering and processing agreements with customers and counterparties in six unconventional resource basins: (i) the Appalachian Basin, which includes the Utica and Marcellus shale formations in Ohio and West Virginia; (ii) the Williston Basin, which includes the Bakken and Three Forks shale formations in North Dakota; (iii) the Denver-Julesburg Basin, which includes the Niobrara and Codell shale formations in Colorado and Wyoming; (iv) the Permian Basin, which includes the Bone Spring and Wolfcamp formations in New Mexico; (v) the Fort Worth Basin, which includes the Barnett Shale formation in Texas; and (vi) the Piceance Basin, which includes the Mesaverde formation as well as the Mancos and Niobrara shale formations in Colorado. SMLP has an equity investment in Double E Pipeline, LLC, which is developing natural gas transmission infrastructure that will provide transportation service from multiple receipt points in the Delaware Basin to various delivery points in and around the Waha Hub in Texas. SMLP also has an equity investment in Ohio Gathering, which operates extensive natural gas gathering and condensate stabilization infrastructure in the Utica Shale in Ohio. SMLP is headquartered in Houston, Texas.

Forward-Looking Statements

This press release includes certain statements concerning expectations for the future that are forward-looking within the meaning of the federal securities laws, including, without limitation, information concerning completion of the Tender Offers, the terms and timing of the Tender Offers, and the impact of completion of the Tender Offers. The Issuers may modify the terms or timing of the Tender Offers with requisite notice. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements including statements about the Tender Offers and statements about the Notes that remain outstanding after the Tender Offers, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result,” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements also contain known and unknown risks and uncertainties (many of which are difficult to predict and beyond management’s control) that may cause SMLP’s actual results in future periods to differ materially from anticipated or projected results. An extensive list of specific material risks and uncertainties affecting SMLP is contained in its 2019 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2020, Quarterly Report on Form 10-Q for the three months ended March 31, 2020 filed with the Securities Exchange Commission on May 8, 2020, and Quarterly Report on Form 10-Q for the three months ended June 30, 2020 filed with the Securities Exchange Commission on August 10, 2020, each as amended and updated from time to time. Any forward-looking statements in this press release, are made as of the date of this press release and SMLP undertakes no obligation to update or revise any forward-looking statements to reflect new information or events.

Contact: Ross Wong, Senior Director, Corporate Development & Finance, 832-930-7512, ir@summitmidstream.com

SOURCE: Summit Midstream Partners, LP

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